Exhibit 99.2

Atlantic Coast Financial Corporation Signs Definitive Merger Agreement with Bond Street Holdings, Inc., the Fifth Largest Independent Banking Organization Headquartered in Florida
Transaction Creates Immediate Enhanced Return to Stockholders
Merger to Create One of the Strongest Community Banking Organizations in Northeast Florida and Southeast Georgia Markets

JACKSONVILLE, Fla.--(BUSINESS WIRE)--February 26, 2013--Atlantic Coast Financial Corporation (the "Company") (NASDAQ: ACFC), the holding company for Atlantic Coast Bank (the "Bank"), today announced a strategic transaction that will achieve immediate enhanced value for all stockholders with respect to the present value of their investment, as well as a financially strong banking platform, and a competitive community banking organization that is well positioned to meet the needs of its customers and communities for the long term.

Specifically, the Company has entered into a definitive merger agreement with Bond Street Holdings, Inc. ("Bond Street") under which the Company will merge into Bond Street, a community-oriented bank holding company with $3.2 billion in total assets that operates 41 community banking branches along both Florida coasts and in the Orlando area. Upon completion of that transaction, Atlantic Coast Bank will merge into Florida Community Bank, N.A., Bond Street's banking subsidiary.

As a result of this strategic merger agreement, the Company's stockholders will receive $5.00 per share in cash for each common share owned. The $5.00 per share merger consideration to be realized by the Company's stockholders represents a premium of approximately 49% to the Company's average stock price of $3.36 over the 10-day period ended February 25, 2013. Of the total transaction price of $5.00, $2.00 will be held in an escrow account and will be available to cover losses from stockholder claims for one year or until the final resolution of such claims, if later. The transaction is expected to be completed by the end of the second quarter of 2013, subject to customary conditions, including regulatory approvals and the approval of Company stockholders.

G. Thomas Frankland, President and Chief Executive Officer of the Company, said, "This transaction is a win for our stockholders, a win for our customers and a win for our banking franchise. This strategic business combination significantly enhances our combined abilities to be one of the financially strongest and most competitive community banking organizations in the northeast Florida and southeast Georgia markets. This transaction is an important and meaningful opportunity for our stockholders, our customers and our communities. The keys to community banking going forward are the resources that an organization can dedicate to build its customer market potential, the soundness of the capital and operating capabilities of its platform, and its expertise about its markets and products to meet the financial services needs of its customers. We are confident that this merger is a highly attractive strategic alignment. Its completion will fulfill as well the capital mandate we have received from our regulators."

The Company stated that its Board of Directors and the Strategic Alternatives Committee of the Board, with the assistance of the Committee's independent financial advisor, Stifel, Nicolaus & Company, Incorporated, an affiliate of Keefe, Bruyette & Woods, Inc., (a Stifel Financial Corp Company), have considered various strategic alternatives for more than a year, including a recapitalization in the form of a rights offering as well as an outright merger transaction. In evaluating its options, the Committee and the Board considered the relative risks involved with the alternatives, along with the Company's goal of maximizing the return to stockholders. These risks include the prospects of approval by regulators for successful completion of other alternatives, the effectiveness of each option in gaining full compliance with the Consent Order issued by the Office of the Comptroller of the Currency under which the Bank currently operates, the Bank's continued exposure to credit, market, economic, and interest rate risks, as well as ongoing earnings pressure from the Company's asset quality and wholesale debt. Considering all these factors, the Board of Directors voted to proceed with the merger alternative, determining that it will provide stockholders with an enhanced return given market and business conditions, remove the prospects of future dilution to stockholders, and eliminate the operational and regulatory risks associated with a recapitalization.

"We are excited by the prospects of growing our bank platform with the addition of Atlantic Coast Bank and the opportunities we foresee as we move together to expand in the Jacksonville area as well as the Southeast Georgia markets," added Kent Ellert, President and Chief Executive Officer of Florida Community Bank. "This acquisition will enhance our Florida footprint significantly by giving us attractive visibility in the state's fourth largest metro area and will provide a substantial foundation for us to build a commercial lending team to spur future growth – precisely as we have done with the eight successful acquisitions we have previously completed. We look forward to having Atlantic Coast Bank on our team, building on its tradition and many great qualities, and together creating an even stronger community bank for customers."

When the transaction is completed, Florida Community Bank will become the fourth largest bank headquartered in Florida, with almost $4 billion in assets and 53 locations along both Florida coasts and in Southeast Georgia.

About the Company

Atlantic Coast Financial Corporation is the holding company for Atlantic Coast Bank, a federally chartered and insured stock savings bank. It is a community-oriented financial institution serving northeastern Florida and southeastern Georgia markets through 12 locations, with a focus on the Jacksonville metropolitan area. Investors may obtain additional information about Atlantic Coast Financial Corporation on the Internet at www.AtlanticCoastBank.net, under Investor Information.

About Bond Street

Formed in 2009 and headquartered in South Florida, Bond Street has become the fifth largest independent bank in Florida. This transaction marks Florida Community Bank's first entry into the northeast Florida/southeast Georgia markets.

Forward-looking Statements

This news release contains forward-looking statements within the meaning of the federal securities laws. Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements, identified by words such as "will," "expected," "believe," and "prospects," involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends and changes in interest rates, increased competition, changes in consumer demand for financial services, the possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to release revisions to these forward-looking statements publicly to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of a proposed business combination transaction involving Atlantic Coast Financial Corporation and Bond Street Holdings, Inc. In connection with the proposed transaction, Atlantic Coast Financial Corporation will file with the Securities and Exchange Commission (the "SEC") a proxy statement to be distributed to the stockholders of the Company in connection with their vote on the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION REGARDING THE PROPOSED TRANSACTION, STOCKHOLDERS OF ATLANTIC COAST FINANCIAL CORPORATION ARE URGED TO READ ALL FILINGS MADE BY THE COMPANY IN CONNECTION WITH THE TRANSACTION, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement will be mailed to stockholders of Atlantic Coast Financial Corporation. Stockholders may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov) and by accessing Atlantic Coast Financial Corporation's website (www.atlanticcoastbank.net) under the heading "Investor Relations" and then under the link "SEC Filings." These documents may also be obtained free of charge from Atlantic Coast Financial Corporation by requesting them in writing to Atlantic Coast Financial Corporation, 10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, Florida 32256; Attention: Thomas B. Wagers, Sr., Chief Financial Officer, or by telephone at (904) 565-8570.

Atlantic Coast Financial Corporation and its directors and executive officers may be deemed participants in the solicitation of proxies from Atlantic Coast Financial Corporation's stockholders in connection with this transaction. Information about the directors and executive officers of Atlantic Coast Financial Corporation and information about other persons who may be deemed participants in this transaction will be included in the proxy statement. You can find information about Atlantic Coast Financial Corporation's executive officers and directors in Atlantic Coast Financial Corporation's definitive proxy statement filed with the SEC on April 11, 2012, a copy of which is available at the SEC's website or from Atlantic Coast Financial Corporation as described above.

CONTACT:
Atlantic Coast Financial Corporation
Corporate Communications, Inc.
Patrick J. Watson, 615-324-7309
pat.watson@cci-ir.com

or

Bond Street Holdings
Kekst and Company
Ross Lovern, 212-521-4876
ross-lovern@kekst.com